                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                    ---------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported):  March 31, 1999


                                     MECON, INC.
                        -------------------------------------
                (Exact name of registrant as specified in its charter)


          Delaware                    0-27048                  94-2702-762
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                  Identification Number)



            200 Porter Drive, Suite 100, San Ramon, California 94583
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (925) 838-1700
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                  ---------------------------------------------
          (former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On March 31, 1999, MECON, Inc. (the "Company") acquired the assets related to the Implementation Consulting Group ("ICG") of HCIA Inc. ("HCIA") for $7.5 million in cash (the "Acquisition"). The Acquisition was accomplished pursuant to an Asset Purchase Agreement dated as of March 31, 1999 between the Company and HCIA (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Company paid the purchase price for the Acquisition with existing cash balances. There are no material relationships between the Company or any of its affiliates and HCIA.

          ICG is a leading provider of benchmarking-based consulting services for clinical service lines.

          A copy of the Press Release dated as of April 1, 1999 issued by the Company relating to the Acquisition is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The Company has not included the required financial statements of ICG at the time of filing this Current Report on Form 8-K. The required financial statements will be filed by amendment to this Report as soon as they are available, but in any event no later than 60 days after April 15, 1999.

(b)  PRO FORMA FINANCIAL INFORMATION.

          The Company has not included the required pro forma financial information pertaining to the Acquisition at the time of filing this Current Report on Form 8-K. The required pro forma financial information will be filed by amendment to this Report as soon as it is available, but in any event no later than 60 days after April 15, 1999.

(c)  EXHIBITS.

     The following exhibits are filed with this report:

      2.1     Asset Purchase Agreement dated as of March 31, 1999 between the
              Company and HCIA.

     99.1     Press Release dated April 1, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 1999

                                   MECON, INC.


                                   By:       /s/ Vasu R. Devan
                                        --------------------------------------
                                        Vasu R. Devan
                                        President and
                                        Chief Executive Officer

                                    EXHIBIT INDEX

Exhibits
---------
  2.1       Asset Purchase Agreement dated as of March 31, 1999 between the
            Company and HCIA.

 99.1       Press Release dated April 1, 1999.